UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08021

Azzad Funds
(Exact name of registrant as specified in charter)

3141 Fairview Park Drive, Suite 355
Falls Church, VA 22042

(Address of principal executive offices) (Zip code)

Lexis Document Services Inc.

84 State Street, 5th Floor

Boston, MA 02109

(Name and address of agent for service)

With copies to:

Thompson Hine LLP
Zeynep Kart
312 Walnut Street
Cincinnati, OH 45202

Registrant’s telephone number, including area code:703-207-7005

Date of fiscal year end: June 30

Date of reporting period: June 30, 2026

Item 1.	Report to Stockholders.

(a)

Azzad Ethical Fund

TICKER: ADJEX

Annual Shareholder Report JUNE 30, 2026

This annual shareholder report contains important information about Azzad Ethical Fund (the "Fund") for the period July 1, 2025 to June 30, 2026. You can find additional information about the Fund at https://azzadasset.com/azzad-ethical-fund/. You can also request this information by contacting us at (888) 350-3369.

This report describes changes to the Fund that occurred during the reporting period.

What were the Fund costs for the past year?

(based on a hypothetical $10,000 investment)

Fund Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Azzad Ethical Fund	$105	0.99%

How did the Fund perform last year?

For the twelve months ended June 30, 2026, the Fund returned 12.07%. The Fund underperformed its benchmark, the Russell 3000 Index, but outperformed the Russell MidCap Growth Index, which returned 22.82% and 6.17%, respectively for the same period.

What factors influenced the Fund's performance?

During the period, equity markets were influenced by continued strength in artificial intelligence (AI), infrastructure spending, resilient industrial activity, and mixed results across healthcare and consumer sectors. The Fund maintained its bottom-up stock selection approach, emphasizing profitable, lower-debt companies aligned with its ethical investment criteria. Strong appreciation in several technology and industrial holdings contributed positively to returns, while select healthcare and consumer discretionary names detracted. The Fund continued to avoid speculative investments, focusing instead on durable business models and mission-critical technologies.

Securities That Added to Performance

●	Cadence Design Systems (CDNS) – Benefited from strong demand for semiconductor design tools and AI-related workflows.

●	KLA Corp (KLAC) – Supported by continued strength in semiconductor equipment spending.

●	Monolithic Power Systems (MPWR) – Delivered strong returns driven by power-management solutions tied to data centers and AI infrastructure.

●	Cloudflare (NET) – Appreciated significantly due to demand for cloud security and edge-networking services.

●	Quanta Services (PWR) – Benefited from infrastructure spending and strong execution in utility and grid modernization projects.

Securities That Detracted from Performance

●	Lululemon (LULU) – Faced slowing demand and competitive pressures in the athletic apparel market.
●	Insulet (PODD) – Experienced product-specific headwinds and valuation compression.
●	Dexcom (DXCM) – Impacted by competitive dynamics in continuous glucose monitoring.
●	Regeneron (REGN) – Detracted due to slower growth in key therapeutic areas.
●	Tractor Supply (TSCO) – Weighed down by softer consumer spending in rural and home-improvement categories.

How has the Fund performed over the past ten years?

The following graph compares the initial and subsequent account values at the end of the most recently completed fiscal years of the Fund. It assumes a $10,000 initial investment at the inception date of the Fund in an appropriate broad-based index and a more narrowly based index that reflects the market sectors that the Fund invests in for the same period.

Average Annual Total Returns

(as of June 30, 2026)	1 Year	5 Years	10 Years
Azzad Ethical Fund	12.07%	2.26%	9.87%
Russell 3000 Index	22.82%	12.30%	15.05%
Russell MidCap Growth Index	6.17%	6.02%	13.04%

Visit https://azzadasset.com/azzad-ethical-fund/ for more recent performance information.

The Fund's past performance is not a good predictor of the Fund's future performance.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Azzad Ethical Fund Tailored Shareholder Report

Key Fund Statistics
(as of June 30, 2026)

Net Assets	$149,043,186
Number of Holdings	79
Net Advisory Fee	$879,691
Portfolio Turnover Rate	34.18%

What did the Fund invest in?

(as of June 30, 2026)

Sector Breakdown (% of net assets)

Top Ten Holdings	(% of net assets)
KLA Corp	7.0%
Quanta Services Inc	6.5%
Coherent Corp	5.7%
Cadence Design Systems Inc	4.3%
Monolithic Power Systems Inc	3.8%
Howmet Aerospace Inc	3.3%
IDEXX Laboratories Inc	3.3%
Cloudflare Inc	3.1%
Fastenal Co	2.9%
Vertiv Holdings Co	2.8%

Material Fund Changes

This is a summary of certain changes to the Fund since July 1, 2025. For more complete information, you may review the Fund's prospectus dated November 1, 2025 or the Fund's next prospectus, which we expect to be available by October 28, 2026 at https://azzadasset.com/azzad-funds/ or upon request at 1-888-350-3369.

Effective August 1, 2025, Delaware Investments Fund Advisers no longer serves as the sub-adviser to the Fund.

Additional Information

For additional information about the Fund, including its prospectus, financial information, holdings and proxy voting information, visit https://azzadasset.com/azzad-ethical-fund/.

Azzad Ethical Fund Tailored Shareholder Report

Azzad Wise Capital Fund

TICKER: WISEX

ANNUAL SHAREHOLDER REPORT JUNE 30, 2026

This annual shareholder report contains important information about Azzad Wise Capital Fund (the “Fund”) for the period July 1, 2025 to June 30, 2026. You can find additional information about the Fund at https://azzadasset.com/azzad-wise-capital-fund/. You can also request this information by contacting us at (888) 350-3369.

What were the Fund costs for the past year?

(based on a hypothetical $10,000 investment)

Fund Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Azzad Wise Capital Fund	$90	0.89%

How did the Fund perform last year?

For the twelve months ended June 30, 2026, the Fund returned 3.35%. The Fund underperformed its benchmark, the Bloomberg U.S. Aggregate Bond Index, but outperformed the Bloomberg Intermediate U.S. Gov/Credit Index, which returned 3.79% and 3.19%, respectively for the same period.

What factors influenced the Fund’s performance?

During the reporting period, global fixed-income markets were shaped by persistent interest-rate volatility, elevated short-term yields, and improving credit conditions across several emerging-market regions. The Gulf Cooperation Council (GCC) continued to benefit from stable fiscal positions supported by resilient energy prices, while sovereign and quasi-sovereign issuers in Southeast Asia and the Middle East maintained strong credit fundamentals. Islamic trade finance remained attractive due to high coupons and short-duration structures, providing a buffer against rate volatility.

The Fund’s performance was driven by strong credit conditions across the GCC, high-yield Islamic trade finance, and selective corporate sukuk exposure. While longer-duration sukuk detracted due to global rate volatility, the Fund’s short-duration positioning and disciplined credit selection helped mitigate interest-rate risk. The adviser’s focus on high-quality, Sharia-compliant issuers and diversified sukuk exposure remained central to the Fund’s strategy.

Securities That Added to Performance

●	Axiata SPV2 Sukuk (2030) – Benefited from strong telecom sector fundamentals and tightening spreads.

●	Emaar Sukuk Ltd. (2031) – Positive performance driven by improving UAE real estate credit conditions.

●	BSF Sukuk Co. Ltd. (2030) – Stable Saudi banking sector fundamentals supported pricing.

●	Egypt Taskeek Sukuk (2029) – High coupon and stable valuations contributed positively.

●	DIB Sukuk Ltd. (2029) – Strong performance from Dubai Islamic Bank’s sukuk amid improving liquidity.

Securities That Detracted from Performance

●	Benin Sukuk (2033) – Longer duration and spread widening led to valuation declines.
●	Global Sukuk Ventures (2035) – Duration sensitivity in a volatile rate environment weighed on returns.
●	Aldar Sukuk (2029 & 2033) – Mild price pressure due to refinancing expectations and duration effects.
●	BAPCO Energies (2029) – Slight spread widening in Bahrain corporate issuers.
●	ESIC Sukuk (2029) – Modest decline tied to sector-specific credit concerns.

How has the Fund performed over the past ten years?

The following graph compares the initial and subsequent account values at the end of the most recently completed fiscal years of the Fund. It assumes a $10,000 initial investment at the inception date of the Fund in an appropriate broad-based index and a more narrowly based index that reflects the market sectors that the Fund invests in for the same period.

Average Annual Total Returns

(as of June 30, 2026)	1 Year	5 Years	10 Years
Azzad Wise Capital Fund	3.35%	2.46%	2.46%
Bloomberg U.S. Aggregate Bond	3.79%	0.08%	1.54%
Bloomberg Intermediate US Gov/Credit Index	3.19%	2.13%	2.02%

Visit https://azzadasset.com/azzad-wise-capital-fund/ for more recent performance information.

The Fund’s past performance is not a good predictor of the Fund’s future performance.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Azzad Wise Capital Fund Tailored Shareholder Report

Key Fund Statistics
(as of June 30, 2026)

Net Assets	$377,416,233
Number of Holdings	277
Net Advisory Fee	$2,571,114
Portfolio Turnover Rate	26.45%

What did the Fund invest in?

(as of June 30, 2026)

Sector Breakdown (% of net assets)

Top Ten Holdings	(% of net assets)
TNB Global Ventures Capital, 3.244% 10/19/26	3.0%
ICD Sukuk Co Ltd, 5% 2/1/27	2.6%
QIB Sukuk Ltd, 5.581% 11/22/28	2.4%
Perusahaan Penerbit SBSN In, 4.15% 3/29/27	2.2%
Mazoon Assets Co SAOC, 5.25% 10/9/31	2.1%
Aldar Sukuk No 2 Ltd, 3.875% 10/22/29	2.0%
QIB Sukuk Ltd, 4.402% 3/5/31	1.9%
Perusahaan Penerbit SBSN In, 5.1% 7/2/29	1.9%
Esic Sukuk Ltd, 5.831% 2/14/29	1.8%
Global Sukuk Ventures, 4.25% 11/10/35	1.8%

Material Fund Changes

No material changes occurred during the year ended June 30, 2026.

Additional Information

For additional information about the Fund, including its prospectus, financial information, holdings and proxy voting information, visit https://azzadasset.com/azzad-wise-capital-fund/.

Azzad Wise Capital Fund Tailored Shareholder Report

(b)	Not applicable.

Item 2.	Code of Ethics.

(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	For purpose of this item, “Code of Ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

a.	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

b.	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

c.	Compliance with applicable governmental laws, rules, and regulations;

d.	The prompt internal reporting of violations of the Code to an appropriate person or persons identified in the code; and

e.	Accountability for adherence to the code.

(c)	Amendments: During the period covered by this report, there have not been any amendments to the provisions of the Code of Ethics.

(d)	Waivers: During the period covered by this report, the registrant has not granted any express or implicit waivers from the provisions of the Code of Ethics.

(e)	Not applicable.

(f)(1)	A copy of the Code of Ethics is filed with this Form N-CSR as Exhibit 19(a)(1).

Item 3.	Audit Committee Financial Expert.

The registrant’s Board of Directors has determined that the registrant does not have an audit committee financial expert. This is because the registrant believes that the experience provided by each member of the audit committee together offers the registrant adequate oversight for the registrant’s level of financial complexity.

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees

Audit fees billed for the Azzad Ethical Fund and the Azzad Wise Capital Fund (together, the “Funds”) for the last two fiscal years are reflected in the tables below.

For the fiscal years ended June 30, 2025, and June 30, 2026 these amounts represent aggregate fees billed for professional services rendered by the Funds’ independent accountant, Sanville & Company (the “Accountant”), in connection with the audit of the Funds’ annual financial statements and for services that are normally provided by the Accountant in connection with the Funds’ statutory and regulatory filings for that fiscal year.

Fund	June 30, 2025	June 30, 2026
Azzad Ethical Fund	$12,500	$12,500
Azzad Wise Capital Fund	$15,500	$15,500

(b)	Audit-Related Fees

There were no additional fees billed in the last two fiscal years ended June 30, 2025, and June 30, 2026 for assurance and related services by the Accountant that were reasonably related to the performance of the audit of the Funds’ financial statements that were not reported under paragraph (a) of this Item.

(c)	Tax Fees

These amounts represent the aggregate fees billed in the Fund’s last two fiscal years ended June 30, 2025, and June 30, 2026 for professional services rendered by the Accountant for tax compliance, tax advice, and tax planning are reflected in the table below. These services were for the completion of the Funds’ federal and state income tax returns, excise tax returns, and assistance with distribution calculations.

Fund	June 30, 2025	June 30, 2026
Azzad Ethical Fund	$2,400	$2,400
Azzad Wise Capital Fnd	$2,400	$2,400

(d)	All Other Fees

There were no other fees billed in the Fund’s last two fiscal years ended June 30, 2025, and June 30, 2026 for products and services provided by the Accountant, other than the services reported in paragraphs (a) through (c) of this item.

(e)(1)	The Board of Directors must approve an independent auditor who shall perform any audit or non-audit services for the Funds prior to such engagement. The Board must also approve external auditors who shall perform non-audit services that directly relate to the operations or financial reporting of the Funds for an entity controlled by Azzad Asset Management, Inc. (advisor to the Funds). The Board of Directors must approve any non-audit services that qualify under the deminimis exception described under the Securities Exchange Act of 1934, as amended, and applicable rules thereunder, prior to the completion of an audit. However, the Board is not required to grant pre-approval to engagements established prior to the implementation of this pre-approval policy.

(2)	There were no services as described in each of paragraph (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	During audit of registrant’s financial statements for the most recent fiscal year, less than 50% of the hours expended on the Accountant’s engagement were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the Accountant for services rendered for the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Fund	June 30, 2025	June 30, 2026
Azzad Ethical Fund	$2,400	$2,400
Azzad Wise Capital Fund	$2,400	$2,400

(h)	The registrant’s audit committee has not considered whether the provisions of non-audit services to the registrant’s investment adviser (not including any sun-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the Accountant’s independence.

(i)	Not applicable.

(j)	Not applicable.

Item 5.	Audit Committee of Listed Registrants.

(a)	The Funds are each a listed issuer as defined in Rule 10A-3 under the Exchange Act of 1934 and has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act of 1934. The Funds’ audit committee members are Damani Ingram and Syed Raheemullah.

(b)	Not applicable.

Item 6.	Investments.

(a)	A copy of Schedule I - Investments in securities of unaffiliated issuers as of the close of the reporting period is included in the financial statements filed under Item 7 of this Form.

(b)	Not applicable.

Item 7.	Financial Statements and Financial Highlights for Open-End Management Investment Companies.

ANNUAL FINANCIAL STATEMENTS

As of June 30, 2026

Azzad Ethical Fund

(Ticker: ADJEX)

Halal Equity Mutual Fund

Azzad Wise Capital Fund

(Ticker: WISEX)

First Halal Fixed-Income Fund

The financial statements and other information contained herein are submitted for the general information of the shareholders of the Azzad Wise Capital Fund and Azzad Ethical Fund (each a “Fund” and collectively, the “Funds”). The Funds’ shares are not deposits or obligations of, or guaranteed by, any depository institution. The Funds’ shares are not insured by the FDIC, Federal Reserve Board, or any other agency, and are subject to investment risks, including possible loss of principal amount invested. Neither the Funds nor the Funds’ distributor is a bank.

Azzad Ethical Fund

Schedule of Investments

As of June 30, 2026

	Shares	Value
Common Stock - 99.44% (b)
Communications - 5.26%
DoorDash Inc(a)	7,250	$1,337,843
Expedia Group Inc	9,782	2,503,018
Pinterest Inc(a)	39,812	837,246
Reddit Inc(a)	4,868	844,987
ROBLOX Corp(a)	16,757	911,246
Trade Desk Inc/The(a)	27,823	503,040
VeriSign Inc	3,563	896,308
		7,833,688
Consumer Discretionary - 9.55%
AutoZone Inc(a)	228	728,674
Boot Barn Holdings Inc(a)	13,704	2,251,156
Copart Inc(a)	48,093	1,355,742
Coupang Inc(a)	61,336	1,065,406
Dutch Bros Inc(a)	5,611	402,926
Lululemon Athletica Inc(a)	3,630	414,473
On Holding AG(a)	46,863	1,659,887
O'Reilly Automotive Inc(a)	3,156	290,636
SharkNinja Inc(a)	20,894	3,181,529
Tapestry Inc	5,714	836,415
Tractor Supply Co	39,588	1,251,377
Ulta Beauty Inc(a)	1,768	797,333
		14,235,554
Energy - 0.40%
Baker Hughes Co	10,891	604,451

Financials - 1.85%
Fair Isaac Corp(a)	595	710,894
MSCI Inc	2,040	1,142,482
Toast Inc(a)	32,775	911,801
		2,765,177
Health Care - 9.10%
Alnylam Pharmaceuticals Inc(a)	4,591	1,382,029
Cencora Inc	5,546	1,569,407
Dexcom Inc(a)	13,573	914,142
IDEXX Laboratories Inc(a)	9,362	4,928,531
Insulet Corp(a)	11,106	1,690,889
McKesson Corp	392	296,195
Mettler-Toledo International Inc(a)	422	539,109
Regeneron Pharmaceuticals Inc	929	579,269
ResMed Inc	4,536	883,976
Waters Corp(a)	2,069	775,958
		13,559,505
Industrials - 30.04%
Axon Enterprise Inc(a)	1,519	851,567
Cintas Corp	5,184	881,695
EMCOR Group Inc	686	569,298
Fastenal Co	89,730	4,309,732
HEICO Corp	13,683	3,528,983
Howmet Aerospace Inc	18,456	4,962,080
Ingersoll Rand Inc	3,881	318,203
Itron Inc(a)	10,576	915,141

See Notes to Financial Statements

Azzad Ethical Fund

Schedule of Investments (continued)

As of June 30, 2026

	Shares	Value
Industrials (continued)
Lincoln Electric Holdings Inc	11,541	$3,064,251
Old Dominion Freight Line Inc	9,344	2,023,910
Quanta Services Inc	13,551	9,757,262
Republic Services Inc	7,206	1,535,454
Rollins Inc	44,538	1,859,016
TE Connectivity PLC	1,192	240,319
Trane Technologies PLC	1,736	852,654
United Rentals Inc	1,955	2,214,800
Vertiv Holdings Co	12,526	4,193,955
Westinghouse Air Brake Technologies Corp	3,178	856,789
WW Grainger Inc	1,350	1,836,540
		44,771,649
Materials - 2.05%
DuPont de Nemours Inc	1,530	207,484
Martin Marietta Materials Inc	4,416	2,546,707
Vulcan Materials Co	1,044	307,990
		3,062,181
Technology - 40.08%
Atlassian Corp(a)	8,659	673,584
Autodesk Inc(a)	3,358	652,862
Cadence Design Systems Inc(a)	16,988	6,375,936
Cloudflare Inc(a)	18,929	4,642,905
Coherent Corp(a)	21,461	8,465,721
CoreWeave Inc(a)	3,934	391,590
Crowdstrike Holdings Inc(a)	2,800	2,136,792
Datadog Inc(a)	12,635	3,289,649
Fortinet Inc(a)	21,213	3,258,741
HubSpot Inc(a)	4,589	837,538
KLA Corp	34,490	10,405,978
MACOM Technology Solutions Holdings Inc(a)	10,293	3,915,148
Manhattan Associates Inc(a)	3,982	554,494
Monolithic Power Systems Inc	4,086	5,648,323
Roper Technologies Inc	1,669	564,773
Snowflake Inc(a)	11,215	2,854,218
Super Micro Computer Inc(a)	10,488	307,613
Tyler Technologies Inc(a)	4,012	1,173,350
Veeva Systems Inc(a)	12,567	2,230,265
Waystar Holding Corp(a)	12,365	253,853
Workday Inc(a)	3,562	436,060
Zscaler Inc(a)	4,714	665,381
		59,734,774
Utilities - 1.11%
Constellation Energy Corp	4,705	1,168,581
Vistra Corp	3,026	480,014
		1,648,595

Investments, at Value (Cost $93,986,327) - 99.44%		148,215,574
Other Assets Less Liabilities - 0.56%		827,612
Net Assets - 100.00%		$149,043,186

(a)	Non-income producing securities during the period.
(b)	See Financial Statement Note 3 for changes in sector presentation in the current year.

See Notes to Financial Statements

Azzad Wise Capital Fund

Schedule of Investments

As of June 30, 2026

	Shares	Value
Common Stock - 5.16% (f)
Consumer Discretionary - 0.28%
Best Buy Co Inc	3,615	$274,306
Genuine Parts Co	2,058	242,803
Lowe's Cos Inc	1,055	232,617
NIKE Inc	7,330	300,896
		1,050,622
Consumer Staples - 1.39%
Archer-Daniels-Midland Co	6,439	491,940
Church & Dwight Co Inc	2,371	229,702
Clorox Co/The	2,162	206,341
Coca-Cola Co/The	6,101	495,828
Colgate-Palmolive Co	4,879	447,307
Kenvue Inc	33,552	641,179
Kimberly-Clark Corp	5,938	651,814
Marzetti Company/The	385	43,952
McCormick & Co Inc/MD	4,810	242,520
PepsiCo Inc	4,085	553,109
Procter & Gamble Co/The	3,095	453,851
Target Corp	6,137	801,554
		5,259,097
Energy - 0.39%
Chevron Corp	4,435	735,146
Exxon Mobil Corp	4,249	580,923
Texas Pacific Land Corp	396	173,305
		1,489,374
Financials - 0.10%
FactSet Research Systems Inc	616	141,729
Jack Henry & Associates Inc	1,144	157,574
S&P Global Inc	210	85,525
		384,828
Health Care - 0.57%
Abbott Laboratories	2,899	263,055
AbbVie Inc	2,293	577,011
Cardinal Health Inc	643	152,751
Cencora Inc	338	95,647
Johnson & Johnson	1,891	480,257
Medtronic PLC	4,878	381,606
STERIS PLC	606	127,606
West Pharmaceutical Services Inc	182	65,338
		2,143,271
Industrials - 1.23%
A O Smith Corp	1,725	108,192
Badger Meter Inc	655	97,189
Brady Corp	708	64,832
CH Robinson Worldwide Inc	1,152	216,968
Cintas Corp	804	136,744

See Notes to Financial Statements

Azzad Wise Capital Fund

Schedule of Investments (continued)

As of June 30, 2026

	Shares	Value
Common Stock (continued)
CSX Corp	5,198	$247,061
Cummins Inc	336	239,639
Donaldson Co Inc	1,689	151,622
Dover Corp	769	172,471
Emerson Electric Co	1,674	239,633
Expeditors International of Washington Inc	1,006	163,958
Fastenal Co	7,646	367,237
Franklin Electric Co Inc	579	62,063
Graco Inc	2,723	205,886
Illinois Tool Works Inc	1,518	410,574
JB Hunt Transport Services Inc	538	155,713
Lincoln Electric Holdings Inc	759	201,522
MSA Safety Inc	580	101,256
Nordson Corp	743	224,156
Pentair PLC	1,452	111,310
RB Global Inc	1,502	174,908
Republic Services Inc	915	194,968
Robert Half Inc	1,526	46,848
Toro Co/The	1,484	144,571
Waste Management Inc	1,039	231,572
WW Grainger Inc	120	163,248
		4,634,141
Materials - 0.63%
Air Products and Chemicals Inc	1,614	473,193
Albemarle Corp	796	107,484
AptarGroup Inc	1,111	139,097
Carlisle Cos Inc	560	203,140
Ecolab Inc	566	157,693
Hawkins Inc	254	36,093
Linde PLC	471	244,421
Nucor Corp	852	189,783
PPG Industries Inc	3,246	393,707
Royal Gold Inc	447	89,226
RPM International Inc	1,937	215,298
Sherwin-Williams Co/The	395	136,006
		2,385,141
Real Estate - 0.06%
Equity LifeStyle Properties Inc	3,363	216,745

Technology - 0.48%
Accenture PLC	1,526	189,895
Analog Devices Inc	581	230,756
Microchip Technology Inc	4,020	366,624
Microsoft Corp	250	93,255
QUALCOMM Inc	1,519	280,696
Roper Technologies Inc	317	107,270
Texas Instruments Inc	1,768	526,988
		1,795,484

See Notes to Financial Statements

Azzad Wise Capital Fund

Schedule of Investments (continued)

As of June 30, 2026

	Shares	Value
Utilities - 0.03%
American States Water Co	642	$53,049
MGE Energy Inc	578	47,130
		100,179
Total Common Stock (Cost $15,759,760)		19,458,882

	Principal	Interest Rate	Maturity Date
SUKUKS - 72.10% (f)
Communications - 3.88%
Axiata SPV2 Bhd	$6,580,000	2.163%	8/19/30	5,952,597
STC Sukuk Co II Ltd(a)	3,000,000	5.083%	1/15/36	2,976,579
STC Sukuk Co Ltd(a)	2,300,000	3.890%	5/13/29	2,234,358
TT Varlik Kiralama AS(a)	3,500,000	6.500%	10/30/30	3,460,625
				14,624,159
Energy - 5.13%
Bapco Energies Sukuk Ltd	2,500,000	5.250%	4/8/29	2,420,425
EDO Sukuk Ltd(a)	3,000,000	5.140%	1/22/36	2,955,798
EDO Sukuk Ltd(a)	4,500,000	5.662%	7/3/31	4,606,799
EDO Sukuk Ltd(a)	3,300,000	5.875%	9/21/33	3,430,723
SA Global Sukuk Ltd(a)	2,800,000	2.694%	6/17/31	2,513,153
SA Global Sukuk Ltd(a)	3,500,000	4.250%	10/2/29	3,434,085
				19,360,983
Financials - 29.96%
Adib Sukuk Co II Ltd	5,060,000	5.695%	11/15/28	5,160,846
AIR Lease Corp Sukuk Ltd(a)	1,500,000	5.850%	4/1/28	1,504,871
AIR Lease Corp Sukuk Ltd	3,000,000	5.850%	4/1/28	3,019,710
Al Rajhi Sukuk Ltd	5,000,000	4.750%	4/5/28	4,993,500
AL Rajhi Tier 1 Sukuk Ltd*	2,000,000	6.250%	7/21/30	2,013,720
Aldar Investment Properties Sukuk Ltd	3,900,000	4.875%	5/24/33	3,795,051
Aldar Sukuk No 2 Ltd	8,000,000	3.875%	10/22/29	7,699,760
AUB Sukuk Ltd	2,500,000	2.615%	9/9/26	2,487,175
BSF Sukuk Co Ltd	6,800,000	4.750%	5/31/28	6,784,428
BSF Sukuk Co Ltd	3,000,000	5.375%	1/21/30	3,040,620
DIB Sukuk Ltd	4,500,000	5.243%	3/4/29	4,551,165
EI Sukuk Co Ltd	6,500,000	5.431%	5/28/29	6,598,800
Emaar Sukuk Ltd	5,700,000	3.700%	7/6/31	5,363,643
Esic Sukuk Ltd	6,800,000	5.831%	2/14/29	6,863,172
Fab Sukuk Co Ltd	3,000,000	2.591%	3/2/27	2,966,730
Fab Sukuk Co Ltd	2,000,000	5.153%	1/16/30	2,014,900
ICD Sukuk Co Ltd	9,700,000	5.000%	2/1/27	9,695,344
Mdgh Sukuk Ltd	1,500,000	4.959%	4/4/34	1,502,220
NCB Tier 1 Sukuk Ltd*	3,000,000	3.500%	1/26/49	2,992,320
QIB Sukuk Ltd	7,500,000	4.402%	3/5/31	7,318,425
QIB Sukuk Ltd	8,950,000	5.581%	11/22/28	9,112,443

See Notes to Financial Statements

Azzad Wise Capital Fund

Schedule of Investments (continued)

As of June 30, 2026

	Principal	Interest Rate	Maturity Date	Value
SUKUKS (continued)
SIB Sukuk Co III Ltd	$3,500,000	5.200%	2/26/30	$3,498,949
SNB Sukuk Ltd	5,000,000	5.129%	2/27/29	5,024,150
Suci Second Investment Co	3,000,000	6.000%	10/25/28	3,071,880
Warba Sukuk Ltd	2,000,000	5.351%	7/10/29	2,016,460
				113,090,282
Materials - 1.71%
Ma'aden Sukuk Ltd	3,500,000	5.250%	2/13/30	3,514,833
Ma'aden Sukuk Ltd	3,000,000	5.250%	1/29/36	2,949,147
				6,463,980
Sovereigns - 23.66%
Benin Sukuk SA(a)	1,700,000	6.200%	1/29/33	1,651,125
CBB International Sukuk Programme Co WLL(a)	1,000,000	3.875%	5/18/29	937,500
CBB International Sukuk Programme Co WLL	2,800,000	3.875%	5/18/29	2,633,092
CBB International Sukuk Programme Co WLL(a)	1,500,000	3.950%	9/16/27	1,456,875
CBB International Sukuk Programme Co WLL	4,400,000	3.950%	9/16/27	4,284,280
Egyptian Financial Co for Sovereign Taskeek/The(a)	3,500,000	6.375%	4/7/29	3,539,375
Global Sukuk Ventures(a)	7,000,000	4.250%	11/10/35	6,794,277
Hazine Mustesarligi Varlik Kiralama AS(a)	4,000,000	6.500%	4/26/30	4,020,000
Hazine Mustesarligi Varlik Kiralama AS(a)	5,000,000	6.700%	7/2/32	5,006,250
Hazine Mustesarligi Varlik Kiralama AS(a)	4,000,000	6.750%	9/1/30	4,045,000
KSA Ijarah Sukuk Ltd(a)	3,500,000	4.250%	9/9/30	3,423,560
KSA Sukuk Ltd	7,000,000	2.250%	5/17/31	6,203,750
Malaysia Wakala Sukuk Bhd	4,500,000	2.070%	4/28/31	4,077,450
Oman Sovereign Sukuk Co(a)	4,000,000	4.875%	6/15/30	3,994,672
Oman Sovereign Sukuk Co	2,500,000	4.875%	6/15/30	2,500,599
Pakistan Global Sukuk Programme Co Ltd/The	2,400,000	7.950%	1/31/29	2,463,960
Perusahaan Penerbit SBSN Indonesia III(a)	2,185,000	4.150%	3/29/27	2,189,763
Perusahaan Penerbit SBSN Indonesia III	8,300,000	4.150%	3/29/27	8,316,600
Perusahaan Penerbit SBSN Indonesia III(a)	4,000,000	4.500%	12/1/30	3,942,360
Perusahaan Penerbit SBSN Indonesia III(a)	6,500,000	5.000%	5/25/30	6,538,175
Perusahaan Penerbit SBSN Indonesia III(a)	7,200,000	5.100%	7/2/29	7,305,689
Perusahaan Penerbit SBSN Indonesia III(a)	2,600,000	5.200%	7/23/35	2,565,462
Sharjah Sukuk Program Ltd	1,500,000	3.234%	10/23/29	1,408,935
				89,298,749
Utilities - 7.76%
Mazoon Assets Co SAOC(a)	7,850,000	5.250%	10/9/31	7,880,230
Saudi Electricity Global Sukuk Co 5	3,500,000	2.413%	9/17/30	3,155,425
Saudi Electricity Sukuk Programme Co	4,000,000	4.518%	1/22/32	3,890,720
Saudi Electricity Sukuk Programme Co	3,000,000	4.942%	2/13/29	3,006,630
TNB Global Ventures Capital Bhd	11,400,000	3.244%	10/19/26	11,347,218
				29,280,223
Total SUKUKS (Cost $273,112,234)				272,118,376

See Notes to Financial Statements

Azzad Wise Capital Fund

Schedule of Investments (continued)

As of June 30, 2026

	Acquisition Date	Principal	Interest Rate	Maturity Date	Value
Trade Finance Agreements - 3.85% (b)(c)(d)(f)
Energy - 2.73%
Arab Republic of Egypt
(3.15% TSOFR + 4.195% - 1.00 (Egypt)	11/24/25	$15,569	6.069%	11/23/26	$15,569
(3.15% TSOFR + 4.195% - 1.00 (Egypt)	1/5/26	26,172	6.511%	1/4/27	26,172
(3.15% TSOFR + 4.195% - 1.00 (Egypt)	12/18/25	33,334	6.547%	12/17/26	33,334
(3.15% TSOFR + 4.195% - 1.00 (Egypt)	12/29/25	19,963	6.554%	1/4/27	19,963
(3.15% TSOFR + 4.195% - 1.00 (Egypt)	2/26/25	22,679	6.558%	2/25/27	22,679
(3.15% TSOFR + 4.195% - 1.00 (Egypt)	2/17/26	27,742	6.563%	2/16/27	27,742
(3.15% TSOFR + 4.195% - 1.00 (Egypt)	1/14/26	28,528	6.583%	1/11/27	28,528
(3.15% TSOFR + 4.195% - 1.00 (Egypt)	1/20/26	19,940	6.589%	1/19/27	19,940
(3.15% TSOFR + 4.195% - 1.00 (Egypt)	1/30/26	32,583	6.591%	2/1/27	32,583
(3.15% TSOFR + 4.195% - 1.00 (Egypt)	1/27/26	27,380	6.613%	1/25/27	27,380
(3.15% TSOFR + 4.195% - 1.00 (Egypt)	1/26/26	59,793	6.618%	1/25/27	59,793
(3.15% TSOFR + 4.195% - 1.00 (Egypt)	3/10/26	49,033	6.631%	3/15/27	49,033
(3.15% TSOFR + 4.195% - 1.00 (Egypt)	9/24/25	12,415	6.700%	9/21/26	12,415
(3.15% TSOFR + 4.195% - 1.00 (Egypt)	4/21/26	51,801	6.735%	4/19/27	51,801
(3.15% TSOFR + 4.195% - 1.00 (Egypt)	4/28/26	21,654	6.764%	4/26/27	21,654
(3.15% TSOFR + 4.195% - 1.00 (Egypt)	4/16/26	27,533	6.772%	4/15/27	27,533
(3.15% TSOFR + 4.195% - 1.00 (Egypt)	5/5/26	25,976	6.859%	5/4/27	25,976
(3.15% TSOFR + 4.195% - 1.00 (Egypt)	6/21/26	27,245	6.918%	6/21/27	27,245
(3.15% TSOFR + 4.195% - 1.00 (Egypt)	5/21/26	21,658	6.918%	5/24/27	21,658
(3.15% TSOFR + 4.195% - 1.00 (Egypt)	7/7/25	20,458	6.938%	7/6/26	20,458
(3.15% TSOFR + 4.195% - 1.00 (Egypt)	6/9/26	21,402	7.006%	6/7/27	21,402
(3.15% TSOFR + 4.195% - 1.00 (Egypt)	7/14/25	15,858	7.039%	7/13/26	15,858
(3.15% TSOFR + 4.195% - 1.00 (Egypt)	7/10/25	32,599	7.046%	7/9/26	32,599
(3.15% TSOFR + 4.195% - 1.00 (Egypt)	7/15/25	23,421	7.056%	7/13/26	23,421
(3.15% TSOFR + 4.195% - 1.00 (Egypt)	8/18/25	40,138	7.744%	8/17/26	40,138
(3.15% TSOFR + 4.195% - 1.00 (Egypt)	2/17/26	62,605	6.498%	2/16/27	62,605
(3.15% TSOFR + 4.195% - 1.00 (Egypt)	1/7/26	46,546	6.508%	1/4/27	46,546
(3.15% TSOFR + 4.195% - 1.00 (Egypt)	3/2/26	60,280	6.517%	3/1/27	60,280
(3.15% TSOFR + 4.195% - 1.00 (Egypt)	2/9/26	47,415	6.518%	2/8/27	47,415
(3.15% TSOFR + 4.195% - 1.00 (Egypt)	2/13/26	51,680	6.544%	2/16/27	51,680
(3.15% TSOFR + 4.195% - 1.00 (Egypt)	12/1/25	42,199	6.594%	11/30/26	42,199
(3.15% TSOFR + 4.195% - 1.00 (Egypt)	11/17/25	28,995	6.678%	11/16/26	28,995
(3.15% TSOFR + 4.195% - 1.00 (Egypt)	4/27/26	46,400	6.765%	4/26/27	46,400
(3.15% TSOFR + 4.195% - 1.00 (Egypt)	4/23/26	44,662	6.770%	4/22/27	44,662
(3.15% TSOFR + 4.195% - 1.00 (Egypt)	4/13/26	51,255	6.784%	4/12/27	51,255
(3.15% TSOFR + 4.195% - 1.00 (Egypt)	4/2/26	42,904	6.795%	4/5/27	42,904
(3.15% TSOFR + 4.195% - 1.00 (Egypt)	5/4/26	43,566	6.807%	5/4/27	43,566
(3.15% TSOFR + 4.195% - 1.00 (Egypt)	5/11/26	46,173	6.810%	5/10/27	46,173
(3.15% TSOFR + 4.195% - 1.00 (Egypt)	4/5/26	24,983	6.820%	4/5/27	24,983

See Notes to Financial Statements

Azzad Wise Capital Fund

Schedule of Investments (continued)

As of June 30, 2026

	Acquisition Date	Principal	Interest Rate	Maturity Date	Value
Trade Finance Agreements (continued)
(3.15% TSOFR + 4.195% - 1.00 (Egypt)	3/26/26	$78,089	6.907%	3/30/27	$78,089
(3.15% TSOFR + 4.195% - 1.00 (Egypt)	6/28/26	42,341	6.918%	6/28/27	42,341
(3.15% TSOFR + 4.195% - 1.00 (Egypt)	6/16/26	41,933	6.949%	6/14/27	41,933
(3.15% TSOFR + 4.195% - 1.00 (Egypt)	4/20/26	77,209	6.722%	4/19/27	77,209
(3.15% TSOFR + 4.195% - 1.00 (Egypt)	5/1/26	69,978	6.813%	5/4/27	69,978
(3.15% TSOFR + 4.195% - 1.00 (Egypt)	5/14/26	71,337	6.875%	5/13/27	71,337
(3.15% TSOFR + 4.195% - 1.00 (Egypt)	5/19/26	81,155	6.905%	5/24/27	81,155
(3.15% TSOFR + 4.195% - 1.00 (Egypt)	6/11/26	75,166	6.993%	6/14/27	75,166
(3.15% TSOFR + 4.195% - 1.00 (Egypt)	6/7/26	124,240	6.925%	6/7/27	124,240
(3.15% TSOFR + 4.195% - 1.00 (Egypt)	2/24/26	168,002	6.548%	2/23/27	168,002
(3.978% TSOFR + 4.000% - 1.00 (Egypt)	2/23/26	443,640	7.374%	2/23/27	443,640
(3.978% TSOFR + 4.000% - 1.00 (Egypt)	12/9/25	554,529	7.460%	12/7/26	554,529
(3.978% TSOFR + 4.000% - 1.00 (Egypt)	11/14/25	184,843	7.490%	11/12/26	184,843
(3.978% TSOFR + 4.000% - 1.00 (Egypt)	3/11/26	36,970	7.493%	3/15/27	36,970
(3.978% TSOFR + 4.000% - 1.00 (Egypt)	11/18/25	739,372	7.537%	11/16/26	739,372
(3.978% TSOFR + 4.000% - 1.00 (Egypt)	3/11/26	258,195	7.545%	3/15/27	258,195
(3.978% TSOFR + 4.000% - 1.00 (Egypt)	3/12/26	152,969	7.565%	3/18/27	152,969
(3.978% TSOFR + 4.000% - 1.00 (Egypt)	4/16/26	155,174	7.614%	4/15/27	155,174
(3.978% TSOFR + 4.000% - 1.00 (Egypt)	4/23/26	97,875	7.623%	4/26/27	97,875
(3.978% TSOFR + 4.000% - 1.00 (Egypt)	3/31/26	152,772	7.623%	4/1/27	152,772
(3.978% TSOFR + 4.000% - 1.00 (Egypt)	4/15/26	299,457	7.633%	4/12/27	299,457
(3.978% TSOFR + 4.000% - 1.00 (Egypt)	10/21/25	369,686	7.393%	10/19/26	369,686
(3.978% TSOFR + 4.000% - 1.00 (Egypt)	6/23/26	44,674	7.993%	6/21/27	44,674
(3.978% TSOFR + 4.000% - 1.00 (Egypt)	9/25/25	646,950	7.555%	9/24/26	646,950
Turk Eximbank (6-months TSOFR - 1.10% (Turkey)	2/10/26	4,000,000	4.531%	2/10/27	3,984,532
					10,295,625
Sovereigns - 1.12%
Government of Pakistan
(12-months TSOFR - 1%) (Pakistan)	11/5/25	130,694	7.437%	11/6/26	131,354
(12-months TSOFR - 1%) (Pakistan)	8/6/25	232,029	7.635%	8/3/26	233,200
(12-months TSOFR - 1%) (Pakistan)	8/20/25	118,467	7.654%	8/17/26	119,066
(12-months TSOFR - 1%) (Pakistan)	7/3/25	226,805	7.689%	7/2/26	227,950
(12-months TSOFR - 1%) (Pakistan)	7/24/25	106,599	7.795%	7/23/26	107,138
(12-months TSOFR - 1%) (Pakistan)	7/28/25	232,121	7.822%	7/27/26	233,293
(12-months TSOFR - 1%) (Pakistan)	8/4/25	233,759	7.882%	8/3/26	234,940
(12-months TSOFR - 1%) (Pakistan)	8/11/25	233,807	7.637%	8/10/26	234,988
(12-months TSOFR - 1%) (Pakistan)	8/26/25	235,936	8.018%	8/24/26	237,128
(12-months TSOFR - 3.30% (Pakistan)	6/25/26	500,747	7.294%	6/28/27	500,747

See Notes to Financial Statements

Azzad Wise Capital Fund

Schedule of Investments (continued)

As of June 30, 2026

	Acquisition Date	Principal	Interest Rate	Maturity Date	Value
Trade Finance Agreements (continued)
(12-months TSOFR - 3.30% (Pakistan)	6/21/26	$600,397	7.333%	6/21/27	$600,397
(12-months TSOFR - 3.30% (Pakistan)	6/24/26	1,375,362	7.322%	6/24/27	1,375,362
					4,235,563
Total Trade Finance Agreements (Cost $14,529,636)					14,531,188

Bank Deposits - 14.46% (e)
Arab Banking Corp., NY Branch, 3.800%-4.04%, 07/26/26-01/26/27 (Bahrain)					19,549,085
Maybank Islamic Bank, 3.780%-3.900%, 07/24/2026-09/30/2026 (Malaysia)					19,334,018
Qatar National Bank, 3.960%-4.280%, 11/09/2026-04/26/2027 (Qatar)					15,691,950
Total Bank Deposits (Cost $54,575,053)					54,575,053

Investments, at Value (Cost $357,976,683) - 95.57%					360,683,499
Other Assets Less Liabilities - 4.43%					16,732,734
Net Assets - 100.00%					$377,416,233

*	Variable rate security; the coupon rate shown represents the yield at June 30, 2026.
(a)	Denotes a restricted security that may be sold without restriction to qualified institutional buyers as defined in Rule 144A under the Securities Act of 1933 and that the Fund has determined to be liquid under criteria established by the Fund's Board of Trustees. At June 30, 2026, these liquid restricted securities amount to $92,407,304, which represented 24.48% of total net assets.
(b)	Denotes a restricted security that may be sold without restriction to qualified institutional buyers as defined in Rule 144A under the Securities Act of 1933 and that the Fund has determined to be liquid under criteria established by the Fund's Board of Trustees. At June 30, 2026, these liquid restricted securities amount to $14,531,188, which represented 3.85% of total net assets.
(c)	Floating/variable note with current rate and current maturity or next reset date shown.
(d)	Trade Finance Agreement rates shown are net of ITFC Mudarib Fee which range from 1% - 10%, depending on the agreement.
(e)	Variable rate instrument, varying maturity dates ranging from one month to twelve months; 7 day demand redemption clause per deposit.
(f)	See Financial Statement Note 3 for changes in sector presentation in the current year.

See Notes to Financial Statements

Azzad Funds

Statement of Assets and Liabilities

As of June 30, 2026

	Ethical Fund	Wise Capital
Assets:
Investments, at value	$148,215,574	$360,683,499
Cash	680,145	17,592,108
Receivables:
Fund shares sold	280,357	561,802
Dividends	17,611	31,003
Interest	—	4,365,295
Prepaid expenses	11,187	15,071
Total assets	149,204,874	383,248,778
Liabilities:
Payables:
Investments purchased	—	4,987,850
Fund shares purchased	22,215	570,754
Accrued expenses:
Advisory fees	70,764	220,708
Professional fees	22,576	17,979
Distribution Fees	12,802	1,445
Trustee fees and meeting expenses	393	95
Administration fees	26,409	29,718
Other expenses	6,529	3,996
Total liabilities	161,688	5,832,545
Total Net Assets	$149,043,186	$377,416,233
Net Assets Consist of:
Paid in capital	$101,247,794	$371,684,053
Accumulated earnings	47,795,392	5,732,180
Total Net Assets	$149,043,186	$377,416,233
Shares Outstanding, no par value (unlimited authorized shares)	8,106,085	35,039,529
Net Asset Value, Per Share	$18.39	$10.77
Investments, at cost	$93,986,327	$357,976,683

See Notes to Financial Statements

Azzad Funds

Statement of Operations

For the fiscal year ended June 30, 2026

	Ethical Fund	Wise Capital
Investment Income:
Dividends (net of withholding tax of $0 and $1,151)	$474,530	$423,902
Sukuk income	—	12,178,442
Other income from underlying investments	—	3,498,108
Total Investment Income	474,530	16,100,452
Expenses:
Advisory fees	1,132,727	2,884,115
Distribution fees	213,994	182,897
Administration fees	24,279	55,841
Professional fees	44,897	44,748
Custody fees	28,264	93,291
Compliance fees	7,689	9,042
Fund Accounting Fee	11,712	11,712
Transfer agent fees	78,040	89,743
Shareholder fulfillment fees	12,280	8,265
Trustee fees and meeting expenses	7,045	17,287
Security pricing fees	4,080	5,550
Insurance fees	1,929	1,901
Registration and filing expenses	44,475	53,715
Miscellaneous fees	43,374	63,661
Total Expenses	1,654,785	3,521,768
Fees waived by Adviser	(253,036)	(313,001)
Net Expenses	1,401,749	3,208,767
Net Investment Income (Loss)	(927,219)	12,891,685
Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) from investment transactions	(4,151,294)	3,494,549
Net change in unrealized appreciation (depreciation) on investment transactions	21,149,662	(4,610,272)
Net Realized and Unrealized Gain (Loss) on Investments	16,998,368	(1,115,723)
Net Increase in Net Assets Resulting from Operations	$16,071,149	$11,775,962

See Notes to Financial Statements

Azzad Funds

Statements of Changes in Net Assets

For the fiscal years ended June 30,

	Ethical Fund		Wise Capital
	2026	2025	2026	2025
Operations:
Net investment income (loss)	($927,219)	($901,876)	$12,891,685	$10,971,169
Net realized gain (loss) from investment transactions	(4,151,294)	3,003,145	3,494,549	(469,185)
Net change in unrealized appreciation (depreciation) on investments	21,149,662	24,884	(4,610,272)	4,653,160
Net Increase (Decrease) in Net Assets Resulting from Operations	16,071,149	2,126,153	11,775,962	15,155,144
Distributions to Shareholders From:
Distributable Earnings	—	(7,360,323)	(12,906,494)	(11,306,159)
Net Decrease in Net Assets Resulting from Distributions	—	(7,360,323)	(12,906,494)	(11,306,159)
Capital Share Transactions:
Shares sold	25,521,871	2,430,435	105,441,631	71,660,143
Shares from reinvested dividends and distributions	—	—	12,775,769	—
Shares repurchased	(36,054,079)	—	(81,134,187)	—
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	(10,532,208)	2,430,435	37,083,213	71,660,143
Net Increase (Decrease) in Net Assets	5,538,941	(2,803,735)	35,952,681	75,509,128
Net Assets:
Beginning of Year	143,504,245	146,307,980	341,463,552	265,954,424
End of Year	$149,043,186	$143,504,245	$377,416,233	$341,463,552
Share Information:
Shares sold	1,667,675	1,607,052	10,003,770	10,971,873
Shares from reinvested dividends and distributions	—	425,491	1,179,486	1,036,814
Shares repurchased	(2,325,135)	(1,883,020)	(7,772,060)	(5,356,349)
Net Increase (Decrease) in Capital Shares	(657,460)	149,523	3,411,196	6,652,338

See Notes to Financial Statements

Azzad Ethical Fund

Financial Highlights

	June 30,
For a share outstanding during fiscal year ended	2026	2025	2024	2023	2022
Net Asset Value, Beginning of Year	$16.41	$17.02	$16.52	$13.05	$20.13
Income (Loss) from Investment Operations:
Net investment loss (a)	(0.11)	(0.10)	(0.09)	(0.08)	(0.12)
Net realized and unrealized gain (loss) from investment transactions	2.09	0.37	1.01	3.56	(4.53)
Total from Investment Operations	1.98	0.27	0.92	3.48	(4.65)
Less Distributions From:
Net realized gains	—	(0.88)	(0.42)	(0.01)	(2.43)
Total Distributions	—	(0.88)	(0.42)	(0.01)	(2.43)
Net Asset Value, End of Year	$18.39	$16.41	$17.02	$16.52	$13.05
Total Return (b)	12.07%	1.40%	5.66%	26.66%	26.46%
Net Assets, End of Year (in thousands)	$149,043	$143,504	$146,308	$137,619	$106,126

Ratios of:
Gross Expenses to Average Net Assets	1.17%	1.12%	1.14%	1.14%	1.12%
Net Expenses to Average Net Assets	0.99%	0.99%	0.99%	0.99%	0.99%
Gross Investment Loss	(0.83)%	(0.76)%	(0.72)%	(0.70)%	(0.82)%
Net Investment Loss	(0.65)%	(0.63)%	(0.57)%	(0.55)%	(0.69)%
Portfolio turnover rate	34.18%	40.09%	24.49%	27.88%	26.23%

(a)	Calculated using the average shares method.
(b)	Assumes the reinvestment of dividends.

See Notes to Financial Statements

Azzad Wise Capital Fund

Financial Highlights

	June 30,
For a share outstanding during fiscal year ended	2026	2025	2024	2023	2022
Net Asset Value, Beginning of Year	$10.80	$10.65	$10.54	$10.45	$11.00
Income (Loss) from Investment Operations:
Net investment loss (a)	0.39	0.39	0.33	0.22	0.13
Net realized and unrealized gain (loss) from investment transactions	(0.03)	0.16	0.11	0.09	(0.50)
Total from Investment Operations	0.36	0.55	0.44	0.31	(0.37)
Less Distributions From:
Net investment income	(0.39)	(0.39)	(0.33)	(0.21)	(0.15)
Net realized gains	—	(0.01)	—	(0.01)	(0.03)
Total Distributions	(0.39)	(0.40)	(0.33)	(0.22)	(0.18)
Net Asset Value, End of Year	$10.77	$10.80	$10.65	$10.54	$10.45
Total Return (b)	3.35%	5.24%	4.22%	2.99%	3.46%
Net Assets, End of Year (in thousands)	$377,416	$341,464	$265,954	$232,124	$211,212

Ratios of:
Gross Expenses to Average Net Assets	0.98%	0.95%	0.96%	0.97%	0.98%
Net Expenses to Average Net Assets	0.89%	0.89%	0.89%	0.89%	0.89%
Gross Investment Income	3.49%	3.58%	3.02%	1.98%	1.14%
Net Investment Income	3.58%	3.63%	3.09%	2.06%	1.23%
Portfolio turnover rate	26.45%	30.13%	36.30%	24.00%	26.47%
(a)	Calculated using the average shares method.
(b)	Assumes the reinvestment of dividends.

See Notes to Financial Statements

Azzad Funds

Notes to Financial Statements

As of June 30, 2026

Note 1. Organization

The Azzad Funds (the “Trust”) is an open-end management investment company under the Investment Company Act of 1940, as amended, (the “1940 Act”). The Trust was organized as a Massachusetts business trust on December 16, 1996. The Trust is comprised of the Azzad Ethical Fund, which commenced operations on December 22, 2000 and is a registered, diversified fund, and the Azzad Wise Capital Fund, which commenced operations on April 6, 2010 and is a registered, diversified fund, (each a “Fund” and collectively the “Funds”). Azzad Asset Management, Inc. (the “Adviser”) is the investment adviser to both Funds (see Note 4).

The Azzad Ethical Fund’s primary investment objective is to provide shareholders with long-term total returns using means that are consistent with the Adviser’s ethical principles.

The Azzad Wise Capital Fund’s primary investment objective is to provide shareholders with capital preservation and income.

The Funds should be considered long-term investments and are not appropriate for short-term goals. The Funds may also be used in all types of retirement and college savings plans including separately managed (wrap) programs.

Each Fund is classified as “diversified” for purposes of the 1940 Act. This means that each Fund, with respect to 75% of its total assets, may not purchase the securities of any issuer (except securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities issued by other investment companies) if, as a result (i) more than 5% of such Fund’s total assets would be invested in securities of that issuer, or (ii) such Fund would hold more than 10% of the outstanding voting securities of that issuer.

Note 2. Summary of Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds follow the accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification 946, including Accounting Standards Update 2013-08 applicable to investment companies.

Security Valuation – All investments in securities are recorded at their estimated fair value, as described in Note 3.

Foreign Currency – Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, income, and foreign withholding taxes recorded on each Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period-end, resulting from changes in exchange rates.

Security Transactions and Related Investment Income- Investment transactions are accounted for on the trade date. Realized gains and losses from security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates. Net realized gain/(loss) on the statement of operations also includes realized gain distributions received from Real Estate Investment Trusts (“REITs”). Distributions of net realized gains are recorded on the REIT’s ex-dividend date. Sukuk income and income from other investments in the Azzad Wise Capital Fund are recorded on an accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective security.

Federal Income Taxes- The Funds make no provision for federal income or excise tax. The Funds intend to qualify each year as regulated investment companies (“RICs”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of their taxable income. The Funds also intend to distribute sufficient net investment income and net capital gains, if any, so that they will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Funds could incur a tax expense. Therefore, no federal income tax or excise provision is required.

Improvements to Income Tax Disclosures, which establishes new income tax disclosure requirements and modifies or eliminates certain existing disclosure provisions. The amendments in this ASU are intended to address investor requests for more transparency about income tax information and to improve the effectiveness of income tax disclosures. ASU 2023-09 applies to all entities that are subject to Accounting Standards modification (ASC) 740, Income Taxes. For the year ended June 30, 2026, total cash paid for income taxes was disaggregated by jurisdiction as follows:

Azzad Funds

Notes to Financial Statements

As of June 30, 2026

Azzad Wise Capital Fund

Tax Category Jurisdiction	Amount Paid
Federal United States	$0
State & Local	0
Foreign	—
Ireland	1,081
Canada	70
Total Income Taxes Paid	$1,151

The Azzad Ethical Fund did not pay income taxes during the year.

The Funds recognize the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained, assuming examination by tax authorities. Management has analyzed the Funds’ tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2023-2025) or expected to be taken on the Funds’ 2026 tax returns. The Funds identify their major tax jurisdiction as U.S. Federal.

The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended June 30, 2026, the Funds did not incur any interest or penalties.

Cash – During the ordinary course of business, the Funds hold cash balances at a major financial institution that are held to meet short-term liquidity requirements, rather than for investment purposes. The cash balances may exceed federally insured limits. The Funds have not experienced losses on these accounts, and management believes the Funds are not exposed to significant risks on such accounts.

Restricted and Illiquid Securities - Each Fund may invest up to 15% of its net assets in securities that are considered to be illiquid. A security is considered to be illiquid if it cannot be sold or disposed of in the ordinary course of business within seven days at approximately the value at which a Fund has valued the security. Examples of illiquid securities include securities that have a limited trading market, securities that are sold in private placements without being registered for public sale under the Securities Act of 1933, as amended (the “1933 Act”), and are therefore subject to restrictions on resale, and other securities that are subject to restrictions on resale. Certain restricted securities such as commercial paper issued under Section 4(a)(2) of the 1933 Act and domestically traded securities that are not registered under the 1933 Act, but are regularly traded among qualified institutional buyers because they are exempt from registration under 1933 Act Rule 144A, may be treated as liquid securities by the Adviser, for purposes of the 15% limitation, pursuant to procedures adopted by the Board of Trustees of the Trust (the “Board”), which require consideration of factors such as trading activity, availability of market quotations and number of dealers willing to purchase the security.

Dividends and Distributions to Shareholders- The Azzad Ethical Fund intends to distribute substantially all of its net investment income as dividends to its shareholders on at least an annual basis. Net investment income in Azzad Wise Capital Fund, if any, is declared as dividends and paid monthly. The Funds intend to distribute their net realized capital gains at least once a year. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expenses or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value per share of the Funds. Please see Note 8 for additional information on dividends paid.

Estimates- The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Note 3. Securities Valuations

Processes and Structure

In computing net asset value, portfolio securities of the Funds are generally valued at their current market values determined on the basis of readily available market quotations, when available. If market quotations are not readily available, securities are valued at fair value as determined in good faith by the Adviser, in its capacity as the Board’s valuation designee, pursuant to Rule 2a-5 under the 1940 Act. As a general matter, fair value represents the amount that a Fund could reasonably expect to receive if such Fund’s investment in the security were sold at the time of valuation. The Adviser may utilize its valuation committee and third parties to assist the Adviser in its capacity as valuation designee, based upon information available at the time the valuation is made and that the Adviser believes to be reliable.

Azzad Funds

Notes to Financial Statements

As of June 30, 2026

The Board has approved the Adviser as valuation designee and has adopted written Pricing and Valuation Procedures (the “Procedures”) governing the fair valuation of securities, and has delegated authority to the Adviser to apply those methods in making fair value determinations, subject to Board oversight. The Adviser has established a valuation committee to assist with the implementation of these Procedures. The valuation designee has the responsibility of determining the fair value of each Fund’s securities or other assets in the absence of readily available market quotations. The valuation designee also reviews the Funds’ Procedures to make sure they continue to be appropriate for the Funds. The valuation designee reviews its own fair value decisions and reports to the Board on all fair valuation decisions that are made. The Board reviews all valuation decisions made by the valuation designee and evaluates whether the valuation committee is adhering to the Funds’ Procedures and whether the Procedures continue to be appropriate for the Funds.

Hierarchy of Fair Value Inputs

The Funds utilize various methods to measure the fair value of most of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. The three levels of inputs are as follows:

●	Level 1. Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

●	Level 2. Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

●	Level 3. Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Fair Value Measurements

A description of the valuation techniques applied to each Fund's major categories of assets and liabilities measured at fair value on a recurring basis follows.

Equity securities (common stock and REITs). Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded, and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, exchange traded funds, and the movement of certain indexes of securities based on a statistical analysis of the historical relationship and that are categorized as level 2 investments in the fair value hierarchy.

Sukuks. The Azzad Wise Capital Fund invests in Sukuks. Sukuks are used to finance projects and asset acquisitions while avoiding the Islamic prohibition on interest. Whereas bonds represent debt ownership, a sukuk certificate represents ownership or interest in a tangible asset, or the usufruct of an asset. They are therefore considered to be asset-based securities. Sukuks grant investors a proportionate beneficial ownership of the underlying asset, along with its associated risks and potential cash flows. Underlying assets may include, without limitation, real estate (developed and undeveloped), infrastructure projects, lease contracts and machinery and equipment. While the certificate is linked to the returns generated by certain assets of the issuer, the underlying assets are not pledged as security for the certificates, and the Azzad Wise Capital Fund (as the investor) is relying on the creditworthiness of the issuer for all payments required by the Sukuk. Sukuk certificate holders share the risk of the underlying asset. If the assets on which sukuk are issued do not perform as well as expected, the sukuk investor will bear a share of the loss. Unlike conventional bonds, sukuks do not earn interest payments.

Azzad Funds

Notes to Financial Statements

As of June 30, 2026

Sukuks may be issued by international financial institutions, foreign governments and agencies of foreign governments and even global corporations. Like conventional bonds, rating agencies rate Sukuks based on their credit quality and the issuer’s ability to pay investors. Sukuks receive ratings that look exactly like conventional bonds. At June 30, 2026, 72.10% of the Azzad Wise Capital Fund’s net assets were invested in Sukuks. These instruments are categorized as level 2 investments in the fair value hierarchy.

Trade Finance Agreements. Trade finance agreements in which the Azzad Wise Capital Fund may invest consist primarily of loans or similar instruments used to finance international trade and related infrastructure projects, such as, for example, facilities for pre-export finance, process and commodities finance, receivables financing, factoring or forfeiting, trade credit insurance, letters of credit and other documentary credits, documentary collection, promissory notes, bills of exchange and other negotiable instruments.  The Azzad Wise Capital Fund may invest in such investments by way of purchase, assignment, participation, guarantee, insurance or another financial instrument.  Trade finance agreement transactions may include both domestic and international transactions, and may include sellers of goods or services, buyers of such goods or services, intermediaries such as banks and other financial institutions as lenders, insurers, and other parties. A trade finance agreement transaction can involve various structures. For example, while a seller (or exporter) can require a purchaser (an importer) to prepay for goods shipped, the purchaser (importer) may wish to reduce risk by requiring the seller to document the goods that have been shipped. Banks, financial institutions or other lenders may assist by providing various forms of support, such as a letter of credit provided by the importer’s bank to the exporter (or the exporter's bank) providing for payment upon presentation of certain documents (for example, a bill of lading). The exporter's bank also may make a loan (by advancing funds) to the exporter on the basis of the export contract.

Trade Finance agreements are located primarily in or have exposure to global emerging markets. As such, the Azzad Wise Capital Fund is subject to all of the risks typical to investments generally made in emerging markets. In addition, the Azzad Wise Capital Fund is subject to risks specific to the trade finance agreements asset class, such as liquidity risk, credit rating risk, and counter-party risk. The Azzad Wise Capital Fund will invest in securities related to trade finance agreements only if such investments are determined to be in accordance with the Azzad Wise Capital Fund’s ethical investment philosophy. Trade finance agreements are categorized as level 3 investments in the fair value hierarchy. Trade finance agreements are considered illiquid securities as defined by the 1940 Act. The Azzad Wise Capital Fund’s investments in trade finance agreements at June 30, 2026, represented 3.85% of the Azzad Wise Capital Fund’s net assets.

Bank Time Deposits. In a typical bank deposit, a bank raises funds to invest in various commercial activities from its investors. The bank and its investors both share in the profit and risk of loss of investment in such activities. The bank is responsible for monitoring the underlying investments to make sure that they will achieve the anticipated profit rate agreed upon in the contract on the maturity date. If the bank makes any profit by the maturity date, the profits are shared with investors according to a pre-agreed ratio. Conversely, if a loss is made, it is borne by the investors in the absence of gross negligence, fraud or willful default by the bank. The bank provides investors with monthly indicative profit rates for their investments. Bank time deposits are categorized as level 2 investments in the fair value hierarchy. The Azzad Wise Capital Fund’s investments in bank deposits represented 14.46% of its net assets at June 30, 2026.

The following tables summarize the inputs used to value each Fund’s assets measured at fair value as of June 30, 2026:

Azzad Ethical Fund

	Level 1	Level 2	Level 3	Fair Value
Categories
Common Stocks*	$148,215,574	$—	$—	$148,215,574
Total Assets	$148,215,574	$—	$—	$148,215,574

*Industry classifications for these categories are detailed in the Schedule of Investments.

There were no transfers into or out of level 1, level 2, or level 3 during the period. It is the Azzad Ethical Fund’s policy to recognize transfers into and out of level 1, level 2, and level 3 at the end of the reporting period. The Azzad Ethical Fund did not hold any derivative instruments at any time during the fiscal year ended June 30, 2026.

Azzad Funds

Notes to Financial Statements

As of June 30, 2026

Azzad Wise Capital Fund

	Level 1	Level 2	Level 3	Fair Value
Categories
Common Stocks*	$19,458,882	$—	$—	$19,458,882
Sukuks*	—	272,118,376	—	272,118,376
Trade Finance Agreements*	—	—	14,531,188	14,531,188
Bank Time Deposits	—	54,575,053	—	54,575,053
Total Assets	$19,458,882	$326,693,429	$14,531,188	$360,683,499

*The funds have changed the presentation to the Schedule of Investments from Industry to Sector classifications for these categories.

There were no transfers into or out of level 1, level 2, or level 3 during the period. It is the Azzad Wise Capital Fund’s policy to recognize transfers into and out of level 1, level 2, and level 3 at the end of the reporting period.

The following is a reconciliation of level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in Trade Finance Agreements
Balance as of 06/30/2025	$15,370,411
Change in Unrealized Appreciation	(55,587)
Realized Gain/(Loss)	18,061
Purchases	14,636,349
Sales	(15,438,046)
Transfers In/(Out) of Level 3	—
Balance as of 06/30/2026	$14,531,188

The Azzad Wise Capital Fund uses a pricing service to provide price evaluations for level 3 Trade Finance Agreements. The values supplied by the pricing service under the agreements are determined by market quotations where such quotations are available or by fair value where market quotations are not available. Unless otherwise stated the valuations are marked mid-market for each transaction and are derived from proprietary models. The quantitative unobservable inputs used by the pricing service may be based upon a number of factors including, but not limited to, current prices quoted, valuation of underlying assets, market liquidity, the pricing service’s proprietary models and assumptions (which are subject to change without notice) and publicly available information.

Effective March 1, 2026, the Fund transitioned its primary accounting and administrative services to The Nottingham Company, LLC. In connection with this transition, the Fund adopted the new service provider's industry sector classification methodology, which utilizes the Bloomberg Industry Classification Systems (BICS). Accordingly, certain securities in the Schedule of Investments have been reclassified to different sectors or industries compared to prior periods to conform to the current period's presentation. The effects of this classification change are reflected prospectively from the effective date. Consequently, sector breakdowns in the current Schedule of Investments may not be directly comparable to those presented in prior reporting periods.

Note 4. Transactions with the Adviser and Affiliates

Advisory Agreements – Under advisory agreements with the Trust, on behalf of the Funds, the Adviser furnishes management and investment advisory services and, subject to the supervision of the Board, directs the investments of the Trust in accordance with the Funds’ investment objectives, policies and limitations.

At June 30, 2026, for advisory services the Adviser was due $70,764 from Azzad Ethical Fund and $220,708 from Azzad Wise Capital Fund. See the table below for the advisory fee rates and amounts earned by the Adviser from each Fund during the fiscal year ended June 30, 2026:

Fund	Advisory Fee Rate	Amount Earned	Amount Waived by Adviser	Expenses Reimbursed by Adviser
Azzad Ethical Fund	0.80%	$1,132,727	$253,036	$—
Azzad Wise Capital Fund	0.80%	$2,884,115	$313,001	$—

Azzad Funds

Notes to Financial Statements

As of June 30, 2026

The Adviser has agreed to contractually waive all or a portion of its fees or reimburse each Fund for certain operating expenses, to the extent necessary to limit each Fund’s net annual operating expenses (excluding brokerage costs; borrowing costs, including without limitation dividends on securities sold short; taxes; indirect expenses, such as expenses incurred by other investment companies in which the Funds invest; and litigation and other extraordinary expenses) to the following percentages of the average daily net assets of each Fund. Any waiver or reimbursement of operating expenses by the Adviser is subject to repayment by the respective Fund within three years after such reimbursement or waiver occurred, if the Board approves such reimbursement and the Fund is able to make the repayment without exceeding the expense limitations in place at either the time of the waiver or reimbursement occurred or any expense limitation then in effect.

Fund	Expense Limitation through December 1, 2029
Azzad Ethical Fund	0.99%
Azzad Wise Capital Fund	0.89%

The Adviser may be entitled to reimbursement of fees waived or expenses paid by the Adviser from each Fund. The amount of fees waived or expenses paid may be reimbursed to the Adviser during the following three-year period to the extent that payment of such expenses does not cause a Fund to exceed the expense limitation.

As of June 30, 2026, the unreimbursed amounts paid or waived by the Adviser on behalf of the Funds are as follows:

Fund	Unreimbursed Amounts Paid or Waived by Adviser
Azzad Ethical Fund	$637,871
Azzad Wise Capital Fund	$679,984

As of June 30, 2026, amounts subject to future recoupment are as follows:

Fiscal Year Ended	Recoverable In Fiscal Year Ending	Azzad Ethical Fund	Azzad Wise Capital Fund
June 30, 2024	June 30, 2027	$205,690	$191,913
June 30, 2025	June 30, 2028	$179,145	$175,070
June 30, 2026	June 30, 2029	$253,036	$313,001

Sub-Advisory Agreement – Prior to August 1, 2025, the Adviser had entered into a sub-advisory agreement with Delaware Investments Fund Advisers (“DIFA”), on behalf of the Azzad Ethical Fund, pursuant to which DIFA earned an annual sub-advisory fee equal to a flat fee of 0.25% of the Azzad Ethical Fund’s average daily net assets. The sub-advisory fee was paid to DIFA by the Adviser, not the Azzad Ethical Fund directly, and therefore was included in the advisory fees paid by the Azzad Ethical Fund. For the year ended June 30, 2026, DIFA earned $354,033 in sub-advisory fees for the Azzad Ethical Fund

The Adviser entered into a sub-advisory agreement with Federated Investment Management Company (“Federated”) on August 15, 2023, on behalf of the Azzad Wise Capital Fund (the “Sub-Advisory Agreement”). Under a Sub-Advisory Agreement between the Adviser and Federated, Federated earns an annual sub-advisory fee of 0.60% on the first $25 million in assets; 0.50% on assets between $25 million and $50 million; and 0.40% on assets over $50 million of the average daily net assets for the portion of the Azzad Wise Capital Fund that it manages. As of August 15, 2023, the Sub-Adviser voluntarily reduced its annual sub-advisory fee to 0.25% of the average daily net assets for the portion of the Azzad Wise Capital Fund that it manages. The sub-advisory fee paid to Federated is paid by the Adviser, not the Azzad Wise Capital Fund directly, and therefore is included in the advisory fees paid by the Azzad Wise Capital Fund. The Azzad Wise Capital Fund receives additional research services and investment management expertise from a reputable investment manager without any additional expense to the Azzad Wise Capital Fund. For the year ended June 30, 2026, Federated earned $1,517,093 in sub-advisory fees for the Azzad Wise Capital Fund.

The Adviser entered into a sub-sub-advisory agreement with Federated and Federated Hermes (UK) LLP (“Federated Hermes”) on August 15, 2023, on behalf of the Azzad Wise Capital Fund. Federated and the Adviser retained Federated Hermes, an affiliate of Federated, to provide assistance in carrying out Federated’s duties as the Azzad Wise Capital Fund’s sub-adviser. The Adviser oversees each of Federated and Federated Hermes and will be responsible for the day-to-day portfolio management of the Azzad Wise Capital Fund related to the dividend-yielding equity portion of the Azzad Wise Capital Fund’s portfolio and for ensuring that the Azzad Wise Capital Fund’s holdings and portfolio management comply with its ethical investment restrictions. Under the terms of the sub-sub-advisory agreement, Federated Hermes’ sub-sub-advisory fee is paid by Federated, from the sub-advisory fee that Federated receives, and not directly by the Azzad Wise Capital Fund or the Adviser, and therefore does not increase the advisory fees paid by the Azzad Wise Capital Fund. For the fiscal year ended June 30, 2026, Federated Hermes earned $391,694 in sub-sub-advisory fees for the Azzad Wise Capital Fund.

Azzad Funds

Notes to Financial Statements

As of June 30, 2026

The Funds had an Administrative Agreement with the Adviser for the period July 1, 2025 through February 28, 2026. Pursuant to the Administrative Agreement, the Adviser, subject to the overall supervision and review of the Board, provides administrative services to the Funds, provides the Funds with office space, facilities and business equipment, and provides the services and clerical personnel for administering the affairs of the Funds.  As such, each Fund pays the Adviser $750 per month.  For the period July 1, 2025 through February 28, 2026, each Fund paid the Adviser $5,990 in administrative fees.  Effective March 1, 2026, the Funds entered into an agreement with The Nottingham Company, LLC (the “Administrator”) to perform services as Fund Administrator and Fund Accountant.  Certain officers of the Administrator are also officers of the Trust.

Note 5. Segment Reporting

Each Fund included herein is deemed to be an individual reporting segment and is not part of a consolidated reporting entity. The objective and strategy of each Fund are used by the Adviser to make investment decisions, and the results of operations, as shown in the statements of operations and the financial highlights for each Fund are used for the day-to-day management of the Funds. Each Fund is party to the expense agreements as disclosed in the notes to the financial statements and resources are not allocated to a Fund based on performance measurements. Due to the significance of oversight and its role, the Adviser’s investment committee, consisting of Fatima Iqbal, Bashar Qasem, Jamal Elbarmil and Atta Khan, is deemed to be the Funds’ Chief Operating Decision Maker.

Note 6. Investment Transactions

For the year ended June 30, 2026, the purchases and sales of investment securities other than short-term investments were as follows:

Fund	Purchases of Investment Securities	Sales of Investment Securities
Azzad Ethical Fund	$46,749,985	$53,788,760
Azzad Wise Capital Fund	129,343,772	71,470,594

Note 7. Risks

The Azzad Wise Capital Fund invests in securities of non-U.S. and U.S. issuers. Political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.

As of June 30, 2026, the diversification of countries was as follows:

Country	Percentage of Net Assets
Saudi Arabia	17.28%
United Arab Emirates	16.19%
Malaysia	10.79%
Qatar	10.31%
Bahrain	8.95%
Indonesia	8.18%
Oman	6.72%
United States	6.03%
Turkey	5.44%
Egypt	2.61%
Pakistan	1.78%
Kuwait	0.53%
Benin	0.44%
Ireland	0.25%
Canada	0.05%
United Kingdom	0.03%

Azzad Funds

Notes to Financial Statements

As of June 30, 2026

Investing in foreign securities involves risks not typically associated with U.S. investments, including, among others, adverse fluctuations in foreign currency values, as well as adverse political, social, and economic developments affecting a foreign country, less publicly available information, more volatile or less liquid securities markets, restrictions on receiving the investment proceeds from a foreign country, foreign tax laws, potential difficulties in enforcing contractual obligations, less revealing accounting practices, inadequate or irregular regulation, and more volatile performance. Foreign financial markets may also have fewer investor protections. Foreign companies may also receive less coverage than U.S. companies by market analysts and the financial press. These factors may prevent the Azzad Wise Capital Fund and the Adviser from obtaining information concerning foreign companies that is as frequent, extensive, and reliable as the information available concerning companies in the U.S. There is also the risk of confiscation, taxation, currency blockage, or political or social instability.

The economy of the United Arab Emirates (“UAE”), in which the Azzad Wise Capital Fund makes investments, is dominated by petroleum exports. A sustained decrease in commodity prices, particularly oil and natural gas, could have a negative impact on all aspects of the UAE economy and the Azzad Wise Capital Fund. The non-oil UAE economy, which is concentrated in Dubai’s service sector, could be affected by declines in tourism, real estate, banking and re-export trade. The UAE and the governments of the individual emirates exercise substantial influence over many aspects of the private sector. Governmental actions could have a significant effect on economic conditions in the UAE, which could adversely affect the value of the Azzad Wise Capital Fund. In addition, political instability and protests in the Middle East may cause disruptions to many industries. Continued political and social unrest in these areas may adversely affect the value of the Azzad Wise Capital Fund.

Concentration Risk: To the extent that either Fund is concentrated in a particular sector or group of sectors, the Fund may be susceptible to loss due to adverse occurrences affecting that sector or group of sectors.

Industrial Sector Risk: For the Azzad Ethical Fund, investment risks associated with investing in Industrial companies are affected by supply and demand both for their specific product or service and for industrial sector products in general. Government regulation, world events, exchange rates and economic conditions, technological developments and liabilities for environmental damage and general civil liabilities will likewise affect the performance of these companies.

Technology Sector Risk: For the Azzad Ethical Fund, investment risks associated with investing in the information technology sector, in addition to other risks, include the intense competition to which information technology companies may be subject; the dramatic and often unpredictable changes in growth rates and competition for qualified personnel among information technology companies; effects on profitability from being heavily dependent on patent and intellectual property rights and the loss or impairment of those rights; obsolescence of existing technology; general economic conditions; and government regulation.

Market Risk: Overall market risks may affect the value of the Funds. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issue, trade barriers, recessions and depressions, or other events could have a significant impact on a Fund and its investments and could result in increased premiums or discounts to the Fund’s net asset value, and may impair market liquidity, thereby increasing liquidity risk. The Funds could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates can have the same impact on all types of securities and instruments.

Note 8. Tax Matters

As of June 30, 2026, the tax basis components, unrealized appreciation (depreciation) and cost of investment securities were as follows:

	Azzad Ethical Fund	Azzad Wise Capital Fund
Federal tax cost of investments, including short-term investments	$94,010,029	$357,976,683

Gross tax appreciation of investments	67,689,112	5,384,503
Gross tax depreciation of investments	(13,483,567)	(2,677,687)
Net tax appreciation	$54,205,545	$2,706,816

Azzad Funds

Notes to Financial Statements

As of June 30, 2026

Income and long-term capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States. The Funds’ tax basis capital gains and losses and undistributed ordinary income are determined at the end of each fiscal year. As of June 30, 2026, components of distributable earnings on a tax basis were as follows:

	Azzad Ethical Fund	Azzad Wise Capital Fund
Net unrealized appreciation on investments	$54,205,545	$2,706,816
Long-term Capital Loss Carryforward – Non-expiring	(2,072,978)	—
Short-term Capital Loss Carryforward – Non-expiring	(2,690,993)	—
Post October capital loss deferral	(1,217,423)	—
Post December net investment loss deferral	(428,759)	—
Spillback Distribution – Long-term capital gain	—	3,025,364
Distributable earnings	$47,795,392	$5,732,180

Capital Loss Carryovers

Accumulated capital losses noted above represent net capital loss carryovers as of June 30, 2026, that are available to offset future realized capital gains, if any, and thereby reduce future taxable capital gain distributions. The capital loss carryovers have no expiration date.

Post December net investment loss deferral

Accumulated net investment losses noted above represent losses for the period January 1, 2026, to June 30, 2026. These losses have been deferred for the fiscal year ending June 30, 2026, and are available to offset future earnings (if any) in the subsequent period and thereby potentially reduce future taxable distributions.

Post October Loss

Accumulated capital losses noted above represent net capital losses for the period November 1, 2025, to June 30, 2026. These losses have been deferred for the fiscal year ending June 30, 2026, and are available to offset future realized capital gains (if any) in the subsequent period and thereby potentially reduce future taxable capital gain distributions.

The Azzad Ethical Fund has recorded a reclassification in the capital accounts. As of June 30, 2026, the Azzad Ethical Fund recorded permanent book/tax differences of $927,552 from net investment loss to paid-in-capital. This reclassification has no impact on the net asset value of the Azzad Ethical Fund.

The Azzad Wise Capital Fund has recorded a reclassification in the capital accounts. As of June 30, 2026, the Azzad Wise Capital Fund recorded permanent book/tax differences of $14,809 from net investment loss to paid-in-capital. This reclassification has no impact on the net asset value of the Azzad Wise Capital Fund.

The Funds paid the following distributions for the years ended June 30, 2026 and 2025:

Azzad Ethical Fund

Fiscal Year Ended	Amount	Tax Character
6/30/2026	$—	N/A
6/30/2025	$7,360,323	Long-Term Capital Gain

Azzad Wise Capital Fund

Fiscal Year Ended	Amount	Tax Character
6/30/2026	$12,906,494	Ordinary Income
6/30/2025	$11,023,767	Ordinary Income
6/30/2025	$282,392	Long-Term Capital Gain

Azzad Funds

Notes to Financial Statements

As of June 30, 2026

Note 9. Distribution Plan and Distributor

The Funds adopted an Amended and Restated Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act, that allows each Fund to pay distribution expenditures incurred in connection with the sale and promotion of such Fund and the furnishing of services to shareholders of the Fund. The Plan provides that the Azzad Ethical Fund may receive an annual reimbursement under the Plan up to 0.15% of its average daily net assets and the Azzad Wise Capital Fund may receive an annual reimbursement under the Plan up to 0.05% of its average daily net assets. Under the Plan, permitted expenditures include: (a) payments, including incentive compensation, to securities dealers or other financial intermediaries, financial institutions, investment advisers and others that are engaged in the sale of shares, or that may be advising shareholders of the Fund regarding the purchase, sale or retention of shares; (b) payments, including incentive compensation, to securities dealers or other financial intermediaries, financial institutions, investment advisers and others that hold shares for shareholders in omnibus accounts or as shareholders of record or provide shareholder support or administrative services to the Fund’s shares and their shareholders; (c) expenses of maintaining personnel (including personnel of organizations with which the Trust has entered into agreements related to the Plan) who engage in or support distribution of shares or who render shareholder support services, including, but not limited to, allocated overhead, office space and equipment, telephone facilities and expenses, answering routine inquiries regarding the Trust, processing shareholder transactions, and providing such other shareholder services as the Trust may reasonably request; (d) costs of preparing, printing and distributing prospectuses and statements of additional information and reports for each Fund’s shares for recipients other than existing shareholders; (e) costs of formulating and implementing marketing and promotional activities, including, but not limited to, sales seminars, direct mail promotions and television, radio, newspaper, magazine and other mass media advertising; (f) costs of preparing, printing and distributing sales literature; (g) costs of obtaining such information, analyses and reports with respect to marketing and promotional activities as the Trust may, from time to time, deem advisable; and (h) costs of implementing and operating the Plan. The Trust is authorized to engage in the activities listed above, and in any other activities related to the distribution of shares, either directly or through other persons with which the Trust has entered into agreements related to the Plan. Because these expenses are paid out of each Fund’s respective assets on an ongoing basis, over time these expenses may increase the cost of a shareholder’s investment and may cost a shareholder more than paying other types of sales charges.

For the fiscal year ended June 30, 2026, the Funds incurred the following in distribution fees:

Fund	Distribution Fees
Azzad Ethical Fund	$213,994
Azzad Wise Capital Fund	182,897

Principal Underwriter for the Trust

At a meeting held on January 30, 2026, the Board approved Paralel Distributors, LLC as the distributor and principal underwriter for the Funds effective March 1, 2026.

Note 10. Control and Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates a presumption of control of a fund, under Section 2(a)(9) of the 1940 Act.

As of June 30, 2026, to the Trust’s knowledge, the following shareholders owned of record or beneficially 25% or more of the outstanding Fund shares:

Azzad Ethical Fund
Charles Schwab & Company, Inc.	64.12%
Azzad Wise Capital Fund
Charles Schwab & Company, Inc.	76.64%

The Funds have no knowledge as to whether all or any portion of the shares of record owned by Charles Schwab & Company, Inc. are also owned beneficially.

Note 11. Indemnifications

In the normal course of business, each Fund enters into contracts that contain general indemnification to other parties. A Fund’s maximum exposure under these contracts is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The Funds expect the risk of loss to be remote.

Note 12. SEC “Names Rule”

In September 2023, the SEC adopted a final rule relating to “Names Rule” under the 1940 Act. The amendments expanded the rule to require more funds to adopt an 80 percent investment policy, including funds with names suggesting a focus in investments with particular characteristics (e.g., growth or value) or with terms that reference a thematic investment focus (e.g., environmental, social, or governance factors). The amendments will require that a fund review its name for compliance with the rule. If needed, a fund may need to adopt an 80 percent investment policy and review its portfolio assets' treatment under such policy at least quarterly. The rule also requires additional prospectus disclosure and reporting and record keeping requirements. The amendments became effective on April 9, 2024. The compliance date is June 11, 2026 for Funds with more than $1 billion in assets and December 11, 2026 for Funds with less than $1 billion in assets. Management is currently evaluating the impact of the new rule.

Azzad Funds

Notes to Financial Statements

As of June 30, 2026

Note 13. Subsequent Events

On July 31, 2026, the Azzad Wise Capital Fund paid shareholders of record on July 30, 2026, a net investment income distribution of $1,130,242, equivalent to $0.0325 per share.

On August 28, 2026, the Azzad Wise Capital Fund paid shareholders of record on August 27, 2026, a net investment income distribution of $1,197,593, equivalent to $0.0338 per share.

Management has evaluated the impact of all subsequent events through the date the financial statements were available to be issued and has determined that there were no additional subsequent events requiring disclosure in the financial statements for the Funds.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees

The Azzad Ethical Fund and Azzad Wise Capital Fund,

each a Series of the Azzad Funds

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Azzad Ethical Fund (the “Ethical Fund”) and Azzad Wise Capital Fund (the “Wise Fund”), each a series of The Azzad Funds, (the “Funds”), including the schedules of investments, as of June 30, 2026, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the related notes (collectively referred to as the “financial statements”) and the financial highlights for each of the five years in the period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of June 30, 2026, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities and cash owned as of June 30, 2026, by correspondence with the custodian, clearing organizations, banks and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds auditor since 2005

Dallas, Texas

August 28, 2026

Azzad Funds

Proxy Voting Policy

As of June 30, 2026

PROXY VOTING POLICY

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted those proxies during the most recent twelve month period ended June 30, are available without charge upon request by calling the Funds at 1-888-350-3369, by visiting the Funds’ website at https://azzadasset.com/azzad-funds/, and from Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

Azzad Funds

Additional Information (unaudited)

As of June 30, 2026

Tax Information

We are required to advise you within 60 days of a Fund’s fiscal year-end regarding federal tax status of certain distributions received by shareholders during each fiscal year. The following information is provided for the Funds’ fiscal year ended June 30, 2026.

See the Tax Matters section of the Notes to Financial Statements for the fiscal year distribution information.

Dividends and distributions received by retirement plans such as IRAs, Keogh-type plans, and 403(b) plans need not be reported as taxable income. However, many retirement plans may need this information for their annual information reporting.

Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in early 2027, to determine the calendar year amounts to be included in their 2026 tax returns. Shareholders should consult a tax adviser regarding the tax consequences of investments in the Funds.

Changes In and Disagreements with Accountants (N-CSR Item 8)

There were no changes in, or disagreements with, the accountants during the period.

Proxy Disclosures for Open-End Management Investment Companies (N-CSR Item 9)

Not applicable.

Remuneration Paid to Directors, Officers, and Others (N-CSR Item 10)

The aggregate compensation paid, on behalf of the Funds, to the Trustees for the period of this report was $24,332. For the period of this report, no special compensation was paid to the Trustees, no compensation was paid to any officer of the Funds, and no compensation was paid to any person of whom any officer or director of the Funds is an affiliated person.

Approval of Investment Advisory Agreements (N-CSR Item 11)

ADVISORY, SUB-ADVISORY AND SUB-SUB-ADVISORY AGREEMENTS RENEWAL

In connection with a meeting held on June 2, 2026, the Board of Trustees (the “Board” or the “Trustees”) of Azzad Funds (the “Trust”), including a majority of the Trustees who are not “interested persons” as that term is defined by the Investment Company Act of 1940, as amended, considered: (i) the renewal of the advisory agreement between the Trust and Azzad Asset Management, Inc. (“Azzad”) with respect to the Azzad Ethical Fund (the “Ethical Fund”) and Azzad Wise Capital Fund (the “Wise Fund”) (collectively, the “Funds”); (ii) the renewal of the sub-advisory agreement between Azzad and Federated Investment Management Company (“FIMC”) with respect to the Wise Fund; and (iii) the renewal of the sub-sub-advisory agreement between Azzad, FIMC and Federated Hermes (UK) LLP (“Federated Hermes”) with respect to the Wise Fund.

The Board requested and received various informational materials including, without limitation: (i) documents containing information about Azzad, FIMC and Federated Hermes, including financial information, a description of personnel and the services provided to the Funds, information on investment advice and performance and information on compliance reporting and services provided to the Funds; (ii) comparative expense and performance information for other mutual funds with strategies similar to the Funds; and (iii) benefits to be realized by each of Azzad, FIMC and Federated Hermes from their relationship with the Funds. In considering the renewal of each Agreement, the Board, including the Independent Trustees, did not identify any single factor as all-important or controlling in their decision. In reaching their decision to renew each respective Agreement, the Board considered the factors enumerated below.

ADVISORY AGREEMENT BETWEEN THE TRUST AND AZZAD WITH RESPECT TO THE FUNDS

Nature, Extent and Quality of Services

The Board considered the nature, extent, and quality of the services Azzad provided to each Fund. The Trustees reviewed the key personnel servicing the Funds, including each person’s background and qualifications. The Board reviewed the services provided by Azzad and noted that there were no changes from the last approval of the advisory agreements. The Board reviewed and discussed Azzad’s Form ADV and financial reports. The Board noted that Azzad did not report any litigation or administrative action since the last approval of the advisory agreements. After a discussion, the Board concluded that Azzad has sufficient experience, financial capabilities, experienced personnel and adequate compliance policies and procedures essential to perform its duties under the advisory agreements and provide satisfactory services to the Funds.

Azzad Funds

Additional Information (unaudited)

As of June 30, 2026

Performance

Ethical Fund - The Board observed that the Ethical Fund underperformed its peer group average, Lipper category average, and benchmark indices, Russell 3000 Index and Russell Mid Cap Growth Index, for the 1-year, 3-year, 5-year, 10-year and since inception periods ended December 31, 2025, as well as the quarter ended March 31, 2026. The Board noted Azzad’s explanation of the factors that caused underperformance, which included stock picking in the technology sector, portfolio construction and market exposure. After further discussion, the Board concluded that the Ethical Fund’s performance was acceptable.

Wise Fund - The Board noted that the Wise Fund trailed the benchmark index, ICE BofA 1-3 Year US Corporate and Government Index, for the 1-year period ended December 31, 2025. The Board further noted that the Wise Fund underperformed the averages of the Lipper category and peer group identified by Azzad for the 1-year and 3- year periods ended December 31, 2025 and trailed its benchmark indices, ICE BofA 1-3 Year US Corporate and Government Index and Bloomberg U.S. Aggregate Bond Index, for the 3-year period ended December 31, 2025. The Board observed that the Wise Fund outperformed the averages of its peer group and Lipper category, as well as the benchmark indices, for the 5-year and 10-year periods ended December 31, 2025, as well as the quarter ended March 31, 2026. After further discussion, the Trustees concluded that the Wise Fund’s performance was satisfactory.

Fees and Expenses

The Board observed that the advisory fee was 0.80% of each Fund’s average daily net assets, and the net expense ratios for the Ethical Fund and Wise Fund were 0.99% and 0.89%, respectively, as of December 31, 2025. The Board noted that each Fund’s advisory fee was greater than the averages of its peer group and Lipper category, which were 0.69% and 0.70%, respectively, for the Ethical Fund and 0.51% and 0.40%, respectively, for the Wise Fund. The Board further noted that each Fund’s net expense ratio was greater than the averages of its peer group and Lipper category, which were 0.92% and 0.93%, respectively, for the Ethical Fund and 0.54% and 0.60%, respectively, for the Wise Fund. The Board acknowledged that there was an expense limitation agreement in place for each Fund. The Trustees agreed that the fees and expenses for both Funds were acceptable given each Fund’s unique investment strategy, ethical screening and the resources involved to actively manage each Fund. The Board concluded that the advisory fee was not unreasonable.

Profitability

The Board reviewed the profitability analysis provided by Azzad and observed that Azzad realized a reasonable profit in connection with its management of both Funds. The Board acknowledged Azzad’s assertion that the realized profits were reasonable considering the time and effort necessary to manage each Fund. The Board determined that excessive profitability was not an issue for Azzad with respect to the Funds at this time.

Economies of Scale

The Board considered whether economies of scale had been reached with respect to the management of the Funds. The Board noted that there were no perceived economies of scale at this time, but Azzad indicated a willingness to revisit the topic at higher asset levels.

Conclusion

Having requested and received all such information from Azzad as the Board believed to be reasonably necessary to evaluate the terms of the advisory agreements, the Board concluded that the renewal of each advisory agreement was in the best interests of the Trust and shareholders of each Fund.

SUB-ADVISORY AGREEMENT BETWEEN AZZAD AND FIMC WITH RESPECT TO THE WISE FUND

Nature, Quality and Extent of Services

The Board reviewed the services provided by FIMC to the Wise Fund and the key personnel servicing the Wise Fund, noting that there were no significant changes since the last renewal of the sub-advisory agreement. The Board observed that FIMC did not report any compliance issues nor any litigation or administrative action during the period. After a discussion, the Board concluded that it could expect FIMC to continue to provide satisfactory services to the Wise Fund and its shareholders.

Performance

The Board noted that the sleeve of the Wise Fund sub-advised by FIMC outperformed the benchmark indices, ICE BofA 1-3 Year US Corporate and Government Index and Bloomberg US Aggregate Bond Index, for the 1-year, 5-year, 10-year and since inception periods ended December 31, 2025, except that it trailed the Bloomberg US Aggregate Bond Index for the 1-year period. After further discussion, the Trustees concluded that the Wise Fund’s performance was satisfactory.

Azzad Funds

Additional Information (unaudited)

As of June 30, 2026

Fees and Expenses

The Trustees observed that FIMC’s sub-advisory fee of 0.25% was paid by the Adviser from its advisory fee and not directly by the Wise Fund. The Trustees considered the tiered, asset-based sub-advisory fee that FIMC charged with respect to the Wise Fund under the sub-advisory agreement. The Board noted that FIMC did not manage other accounts with investment objectives and strategies comparable to the Wise Fund. The Board determined that FIMC’s sub-advisory fee for the Wise Fund was not unreasonable.

Profitability

The Board discussed the profitability of FIMC and reviewed a profitability analysis provided by FIMC specific to its sub-advisory relationship with the Wise Fund. The Board noted that FIMC received a modest profit in connection with its relationship with the Wise Fund. After a discussion, the Board concluded that excessive profitability for FIMC was not an issue at this time.

Economies of Scale

The Board considered whether economies of scale were present with respect to FIMC’s role as sub-adviser to the Wise Fund. The Board agreed that economies of scale were primarily an adviser-level issue and should be considered with respect to the Wise Fund’s overall advisory agreement and the advisory fee.

Conclusion

Having requested such information from FIMC as the Board believed to be reasonably necessary to evaluate the terms of the sub-advisory agreement, the Board determined that the renewal of the sub-advisory agreement was in the best interests of the Wise Fund and its shareholders.

SUB-SUB-ADVISORY AGREEMENT BETWEEN THE ADVISER, FIMC AND FEDERATED HERMES WITH RESPECT TO THE WISE FUND

Nature, Quality and Extent of Services

The Trustees reviewed the services provided by Federated Hermes to the Wise Fund, which included portfolio management services. The Board noted that there were no changes in key personnel servicing the Wise Fund since the last renewal of the sub-sub-advisory agreement. The Board observed that Federated Hermes did not report any compliance issues, nor any litigation or administrative actions since the last renewal of the sub-sub-advisory agreement. The Trustees concluded that Federated Hermes was expected to continue to provide quality services to the Wise Fund as its sub-sub-adviser.

Performance

The Board observed that the sleeve of the Wise Fund sub-advised by Federated Hermes outperformed the benchmark indices, ICE BofA 1-3 Year US Corporate and Government Index and Bloomberg US Aggregate Bond Index, for the 1-year, 5-year, 10-year and since inception periods ended December 31, 2025, except that it trailed the Bloomberg US Aggregate Bond Index for the 1-year period. After further discussion, the Trustees concluded that the Wise Fund’s performance was satisfactory.

Fees and Expenses

The Board acknowledged that Federated Hermes’ sub-sub-advisory fee of 0.49% continued to be paid by FIMC from its sub-advisory fee. The Board noted that Federated Hermes did not manage other accounts with investment objectives and strategies comparable to the Wise Fund. The Board determined that Federated Hermes’ sub-sub-advisory fee for the Wise Fund was not unreasonable.

Profitability

The Board reviewed the profitability analysis provided by Federated Hermes for the Wise Fund. The Board observed that Federated Hermes earned a modest profit in connection with its relationship with the Wise Fund. The Board determined that excessive profitability was not an issue for Federated Hermes at this time.

Economies of Scale

The Board considered whether economies of scale were present with respect to Federated Hermes’ role as sub-sub-adviser to the Wise Fund. The Board agreed that economies of scale were primarily an adviser-level issue and should be considered with respect to the Wise Fund’s overall advisory agreement and the advisory fee.

Conclusion

Having requested such information from Federated Hermes as the Board believed to be reasonably necessary to evaluate the terms of the sub-sub-advisory agreement, the Board determined that the renewal of the sub-sub-advisory agreement was in the best interests of the Wise Fund and its shareholders.

Item 8.	Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9.	Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10.	Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

The information is included as part of the material filed under Item 7 of this Form.

Item 11.	Statement Regarding Basis for Approval of Investment Advisory Contract.

The information is included as part of the material filed under Item 7 of this Form.

Item 12.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 14.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 15.	Submission of Matters to a Vote of Security Holders.

The registrant has adopted procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 16.	Controls and Procedures.

(a)	Disclosure Controls & Procedures. Principal executive and financial officers have concluded that registrant’s disclosure controls & procedures are effective based on their evaluation as of a date within 90 days of the filing date of this report.

(b)	Internal Controls. There were no significant changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 18.	Recovery of Erroneously Awarded Compensation.

(a)	Not applicable.

(b)	Not applicable.

Item 19.	Exhibits.

(a)(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Filed herewith.

(a)(2)	Any policy required by the listing standards adopted pursuant to Rule 10D-1 under the Exchange Act by the registered national securities exchange or registered national securities association upon which the registrant’s securities are listed.

Not applicable.

(a)(3)	A separate certification for each principal executive and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act.

Filed herewith.

(a)(4)	Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report or on behalf of the registrant to 10 or more persons.

Not applicable.

(a)(5)	Change in the registrant’s independent public accountant.

Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Azzad Funds

/s/ Bashar Qasem
September 10, 2026	Bashar Qasem President and Treasurer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Bashar Qasem
September 10, 2026	Bashar Qasem President and Treasurer